UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

SOLEI SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

SOLEI SYSTEMS, INC.

206 N. Washington Street. Suite 100

Alexandria, Virginia 22314

To:	The Holders of the Common Stock of Solei Systems, Inc.

Re:	Action by Written Consent In lieu of Annual Meeting of Stockholders

This Information Statement is furnished by the Board of Directors of Solei Systems, Inc., a Florida corporation (the Company, or SOLI ), to the holders of record of the Company’s common stock, $0.001 par value per share, at the close of business on June 11, 2020. The purpose of this Information Statement is to inform the Company’s stockholders of certain actions taken by the written consent of the holders of a majority of the Company’s voting stock, dated as of June 11, 2020, in lieu of an Annual Meeting of stockholders.

1.	To grant the Board of Directors the authority to execute the Share Exchange Agreement under which Clinical & Herbal Innovations, Inc., a Georgia corporation, and wholly owned subsidiary of SOLI will be vended out, and will become a private corporation, in exchange for the release of certain liabilities owed by SOLI.

The foregoing actions were approved on June 11, 2020 by our Board of Directors. In addition, on June 11, 2020, Charles O. Scott, the majority holder of the Company’s outstanding voting securities, as of the record date, approved the foregoing actions. The number of shares voting for the proposals was sufficient for approval because Charles O. Scott owns 124,204,000 shares of Common Stock, equal to 59.66% of the Company’s total issued and outstanding shares of Common Stock.

Pursuant to the foregoing votes by SOLI’s Majority Shareholder and SOLI’s Board of Directors, SOLI entered into the Share Exchange Agreement on June 15, 2020.

The Florida Business Corporation Act (the FBCA) provides in part that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

In order to eliminate the costs and management time involved in obtaining proxies and in order to affect the above actions as early as possible in order to accomplish the purposes of the Company as herein described, the Board consented to the utilization of, and did in fact obtain, the written consent of the Consenting Stockholders who collectively own shares representing a majority of our Common Stock.

The above actions taken by the Company’s stockholders will become effective on or after July 5, 2020 and are more fully described in the Information Statement accompanying this Notice. Under the rules of the Securities and Exchange Commission, the above actions cannot become effective until at least 20 days after the accompanying Information Statement has been distributed to the stockholders of the Company.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company may request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. This Information Statement will be first distributed to you on or about June 15, 2020.

By Order of the Board of Directors

/s/ Charles O. Scott
Charles O. Scott
Chairman of the Board and Chief Executive Officer
June 17, 2020
Alexandria, Virginia

 SOLEI SYSTEMS, INC.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY INFORMATION STATEMENT

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY HOLDERS OF A MAJORITY OF OUR COMMON STOCK. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THERE ARE NO DISSENTERS RIGHTS WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

INTRODUCTION

This Information Statement is being mailed or otherwise furnished to the holders of common stock, $0.001 par value per share (the Common Stock ) of Solei Systems, Inc., a Florida corporation ( We or the Company ) by the Board of Directors to notify them about a certain action that the holders of a majority of the Company’s outstanding voting stock have taken by written consent, in lieu of an Annual Meeting of the stockholders. The action was taken on June 11, 2020. Copies of this Information Statement are first being sent on or about June 15, 2020 to the holders of record on June 11, 2020 of the outstanding shares of the Company’s Common Stock.

General Information

Stockholders of the Company owning a majority of the Company’s outstanding voting securities have approved the following actions (the Actions) by written consent dated June 11, 2020, in lieu of a meeting of the stockholders:

1.	To grant the Board of Directors the authority to execute the Share Exchange Agreement under which Clinical & Herbal Innovations, Inc., a Georgia corporation, and wholly owned subsidiary of SOLI will be vended out, and will become a private corporation, in exchange for the release of certain liabilities owed by SOLI.

Pursuant to the foregoing votes by SOLI’s Majority Shareholder and SOLI’s Board of Directors, SOLI entered into the Share Exchange Agreement on June 15, 2020.

The Company may ask brokers and other custodians, nominees, and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters Right of Appraisal

No dissenters or appraisal rights under the Florida Business Corporation Act are afforded to the Company’s stockholders as a result of the approval of the actions set forth above.

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Vote Required

The vote, which was required to approve the above actions, was the affirmative vote of the holders of a majority of the Company’s voting stock. Each holder of Common Stock is entitled to one (1) vote for each share of Common Stock held. The date used for purposes of determining the number of outstanding shares of voting stock of the Company entitled to vote is June 11, 2020. The record date for determining those shareholders of the Company entitled to receive this Information Statement is the close of business on June 11, 2020 (the Record Date). As of the Record Date, the Company had outstanding 209,982,216 shares of Common Stock. Holders of the Common Stock have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the Common Stock is Securities Transfer Corporation, 2901 Dallas Parkway, Suite 380, Plano, TX 75093. Telephone: 469-633-0101.

Vote Obtained Under The Florida Business Corporation Act

The Florida Business Corporation Act provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

To eliminate the costs and management time involved in soliciting and obtaining proxies to approve the actions and to effectuate the Actions as early as possible to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority of the voting power of the Company. The consenting shareholder and his respective approximate ownership percentage of the voting stock of the Company is as follows: Charles O. Scott, Chairman of the Board, Chief Executive Officer and, and Director of the Company: Charles O. Scott owns 124,204,000 shares of Common Stock equal to 59.66% of the Company’s total issued and outstanding shares of Common Stock.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the Exchange Act) to the Company’s stockholders on the Record Date and will be effective approximately 20 days (the 20-day Period ) after the distributing of this Information Statement. The 20-day Period is expected to conclude on or after July 5, 2020.

The entire cost of furnishing this Information Statement will be borne by the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of the Record Date with respect to the beneficial ownership of Common Stock by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock as of the Record Date (ii) our current directors, (iii) each person who will become a director on or after the tenth day following our mailing of this Information Statement, (iv) each of our executive officers and (v) all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Except as indicated by footnote and subject to community property laws, where applicable, to our knowledge the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock that are shown as beneficially owned by them. In computing the number of shares of Common Stock owned by a person and the percentage ownership of that person, any such shares subject to options and warrants held by that person that are exercisable as of the Record Date or that will become exercisable within 60 days thereafter are deemed outstanding for purposes of that person s percentage ownership but not deemed outstanding for purposes of computing the percentage ownership of any other person. The percent of class is based on 209,982,216 shares of common stock issued and outstanding as of the date

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of this report. Unless otherwise indicated, the mailing address of each individual is c/o Solei Systems, Inc., 206 N. Washington Street. Suite 100, Alexandria, Virginia 22314

Name of Shareholder/Officer/Director	Number of Shares of Common stock	Percentage

Charles O. Scott [1][2] Chief Executive Officer, Chairman & Director	124,204,000	59.66%

Joshua Flood[3] President, Chief Financial Officer & Director	11,004,000	5.32%

Shahin John Korangy, MD, Director	7,968,832	3.85%

Gregory Arms, Director	0	0%

Randall Hoggle, Director	0	0%

Gregory Shepard, Director	0	0%

Sidney Stolz, Director[5]	0	0%

[1]	124,204,000 restricted common shares are owned by Charles O. Scott in his own name as of the Record Date.

[2]	There are currently no shares of preferred stock issued and outstanding. As such, by holding the majority of the ownership of 59.66% our issued and outstanding shares of Common Stock, Mr. Scott holds majority voting control as of the Record Date.

[3]	11,004,000 restricted common shares are owned by Joshua M. Flood in his own name as of the Record Date.

[4]	7,968,832 restricted common shares are owned by Dr. Shahin John Korangy in his own name as of the Record Date.

[5]	Together all of the officers and directors own a total of 143,176,832 shares of common stock, representing 68.83%."

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PROPOSAL 1

APPROVAL TO EXECUTE SHARE EXCHANGE AGREEMENT WITH CLINICAL & HERBAL INNOVATIONS, INC.

The Board unanimously approved and recommended seeking shareholder approval of to execute the Share Exchange Agreement between SOLI and Clinical & Herbal Innovations, Inc. on June 11, 2020.

We received majority shareholder approval to execute the Share Exchange Agreement between SOLI and Clinical & Herbal Innovations, Inc. on June 11, 2020.

Pursuant to the foregoing votes by SOLI’s Majority Shareholder and SOLI’s Board of Directors, SOLI entered into the Share Exchange Agreement on June 15, 2020.

The Board's decision to execute the Share Exchange Agreement between SOLI and Clinical & Herbal Innovations, Inc. is based on a number of factors. The Company currently has two operating subsidiaries, CHII and CareClix, Inc. These two operating businesses have totally separate and distinct business models which require management to direct their time and energy into two opposite directions in order to operate both subsidiaries. SOLI has already declared its intention to rename the Company from Solei Systems, Inc. to CareClix Holdings, Inc. and to likewise change its trading symbol to align with the brand name “CareClix”. The Company previously filed a Schedule 14DEF on April 9, 2020 declaring its intention to change both the name and trading symbol in this regard, and that process in ongoing due to the Company’s need to file a new Form 211 with FINRA following the temporary trading suspension issued by the SEC on April 10, 2020. Once the Form 211 is accepted by FINRA, SOLI intends to file with FINRA in order to change the name and symbol, as already approved. Therefore, the Board has already made clear its goal is to focus on the CareClix aspect of SOLI’s operating businesses, which by necessity demotes its other operating subsidiary, CHII, to second position, meaning that its operations are no longer aligned with the long-term goals of SOLI.

In addition, CHII’s balance sheet shows sizeable liabilities, which are consolidated with those of SOLI. Upon the closing of the Share Exchange Agreement, CHII will take with it a total of $1,526,750 in CHII liabilities, such that post-closing, SOLI’s liabilities will effectively be reduced by $1,526,750,which is ultimately to the benefit of all SOLI shareholders, since SOLI’s post-closing financial statements should in theory be more attractive to institutional investors.

Reasons for the Share Exchange with CHII

The primary purpose for effecting the Share Exchange with CHII is to focus SOLI’s operations on its CareClix business, and to remove CHII liabilities from SOLI’s consolidated financial statements for the benefit of all SOLI shareholders and in order to make SOLI more attractive to institutional investors.

Certain Risks Associated with a Share Exchange with CHII

Even if the Share Exchange with CHII is affected, some or all of the expected benefits discussed above may not be realized or maintained. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the Company’s business model and financial statements.

Procedure for Effecting Share Exchange with CHII

The Share Exchange with CHII Proposal was approved the majority shareholder, and our Board has determined that such an action is in the best interests of the Company and our shareholders, taking into consideration the factors discussed above.

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As soon as practicable after the effective date of the Share Exchange with CHII, shareholders would be notified that the Share Exchange with CHII had been affected in an 8-K Current Report filed by the Company.

No Appraisal Rights

Our shareholders are not entitled to appraisal rights with respect to a Share Exchange with CHII, and we will not independently provide shareholders with any such right.

Interests of Directors and Executive Officers

Other than Chares O. Scott, our Chairman and CEO, the other directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Share Exchange with CHII Proposal except to the extent of their ownership of shares of our Common Stock.

Upon the closing of the Share Exchange Agreement with CHII, Charles O. Scott, will be the sole shareholder of CHII, which will be vended out, and will no longer be a subsidiary of SOLI upon closing. Post-closing, CHII will be a private corporation, and its financial statements will no longer be consolidated with SOLI.

As part of the process of executing the Share Exchange Agreement with CHII, an independent valuation of CHII is being performed by Centuri Valuation Services, LLC, and as of June 15, 2020.. Based, in part, on this Valuation, the terms of the Share Exchange Agreement with CHII are such that to reflect any difference between the CHII Valuation and the liabilities being transferred from SOLI to CHII, Charles O. Scott will receive consideration in the form of 1,000,000 shares of SOLI common stock, in addition to a payment from SOLI to Mr. Scott of $50,000, which is due within 90 days of the Closing Date.

Upon the closing of the Share Exchange Agreement with CHII, SOLI’s current President and Director, Joshua Flood, will resign as an officer and director of SOLI in order to devote his full-time efforts into running the day to day operations of CHII as its President.

Upon Mr. Flood’s resignation from SOLI, Charles O. Scott, and the other officers and directors of SOLI will remain the same following the closing of the Share Exchange Agreement with CHII. Additionally, upon the Closing Date, the CFO position will be assumed by Charles O. Scott, and our current Director, Gregory Arms will also assume the position of Interim President of SOLI.

Vote Required

Charles O. Scott, the Majority Shareholder executed and delivered to the Company a written consent approving the action set forth herein. Since the action has been approved by the Majority Stockholder, no proxies are being solicited with this Information Statement.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and files reports and other information with the SEC. Such reports and other information filed by the Company may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549-2736.

By order of the Board of Directors

/s/ Charles O. Scott
Charles O. Scott
Chairman of the Board and Chief Executive Officer
June 17, 2020
Alexandria, Virginia

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MAJORITY SHAREHOLDER CONSENT

TO SHARE EXCHANGE WITH CHII

SOLEI SYSTEMS, INC.

I, Charles O. Scott, being the majority shareholder of SOLEI SYSTEMS, INC., certify as follows.

In an action by written consent of the majority shareholder effective June 11, 2020, that the following resolution was duly authorized and said authorization has not in any way been amended, annulled, revoked, or repealed and remains in full force and effect as of the date hereof:

RESOLVED, that the Share Exchange Agreement with Clinical & Herbal Innovations, Inc., as approved by the Board of Directors of Solei Systems, Inc. on June 11, 2020 is approved by me.

RESOLVED, that the required filings may be made to the SEC as soon as practical.

IN WITNESS WHEREOF, I have hereunto signed my name:

/s/ Charles O. Scott
Charles O. Scott
Majority Shareholder

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ACTION BY WRITTEN CONSENT OF DIRECTORS

(Florida Statutes 78.315(2))

OF

SOLEI SYSTEMS, INC.

A Florida Corporation

The undersigned Directors of Solei Systems, Inc., a Florida Corporation (the "Corporation") pursuant to Section 607 of the Florida Statutes, hereby consent to the following actions of the Corporation as of June 11, 2020.

1.	APPROVAL OF SHARE EXCHANGE AGREEMENT WITH CHII

RESOLVED: That the Board of Directors acknowledges today the receipt of the Written Consent of the Majority Shareholder, and consistent with such Majority Shareholder Consent, that the Corporation be and hereby is authorized to execute the Share Exchange Agreement with Clinical & Herbal Innovations, Inc.

3.	OMNIBUS RESOLUTION

RESOLVED FURTHER, that the officers of the Corporation, and each of them, and such persons appointed to act on their behalf pursuant to the foregoing resolutions, are hereby authorized and directed in the name of the Corporation and on its behalf, to execute any additional certificates (including any officer's certificates), agreements, instruments or documents, or any amendments or supplements thereto, or to do or to cause to be done any and all other acts as they shall deem necessary, appropriate or in furtherance of the full effectuation of the purposes of each of the foregoing resolutions.

This Written Consent of the Board of Directors of Solei Systems, Inc. may be executed in any number of counterparts and each of such counterparts shall for all purposes constitute one Written Consent, notwithstanding that all directors are not signatories to the same counterpart, effective as of the date first written above. This Written Consent may be executed by facsimile and such facsimile copy shall be conclusive evidence of the consent and ratification of the matters contained herein by the undersigned director.

Dated: June 11, 2020

/s/ Charles O. Scott	/s/ Joshua M. Flood
Charles O. Scott, Director	Joshua M. Flood, Director

/s/ Randall Hoggle	/s/ John Karangy
Randall Hoggle, Director	John Karangy, Director

/s/ Gregory Shepard	/s/ Sidney Stolz
Gregory Shepard, Director	Sidney Stolz, Director

/s/ Gregory Arms
Gregory Arms, Director

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SHARE EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION

THIS SHARE EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION is made effective as of the 15th day of June, 2020

AMONG:

SOLEI SYSTEMS, INC., a Florida corporation with an address at 206 N. Washington St. Suite 100. Alexandria, VA 22314

(“Pubco”)

AND:

CLINICAL & HERBAL INNOVATIONS, INC., a Georgia corporation with an address at 107 S. West St. PMB 557. Alexandria, VA 22314

(“Priveco”)

WHEREAS:

A.	Pubco is a publicly traded corporation, and currently under the trading symbol “SOLI” and its common stock is quoted on the Over-the-Counter Markets, pending the acceptance by FINRA of a Form 211, currently in process.
B.	Priveco is currently one of two (2) wholly owned subsidiaries of Pubco, each with totally separate operations and business models. Pubco’s Board of Directors has decided to focus on the telemedicine business model of Pubco’s other wholly owned subsidiary, CareClix, Inc., and accordingly has previously announced a planned change of name and trading symbol for Pubco which further emphasizes the brand of “CareClix.” In this context, Pubco’s Board has decided to vend-out the operations, assets and liabilities of Priveco, so that Pubco can concentrate its efforts on the CareClix brand post-Closing.
C.	The parties hereto thus wish to execute the vend out of Priveco via a share exchange, in which Pubco shall receive at closing the release of $1,526,750.00 in liabilities from its consolidated balance sheet, in exchange for 100% of the capital stock in Priveco, which shall be transferred to Charles O. Scott at Closing.
D.	The parties have agreed to accept the valuation of Priveco as set forth by Centri Valuation Services, LLC 651 Township Line Road, #1663 Blue Bell, PA 19422 (the “Valuation”) and to use the Valuation as the basis for determining the exchange of liabilities for the vend out of Priveco. At the time of execution of this Agreement, the Valuation is not yet completed.
E.	It is the intention of the parties that: (i) the Transaction shall qualify as a tax-free reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the “Code”); and (ii) the issuance of the Shares shall be exempted from registration or qualification under the Securities Act; and

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THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties covenant and agree as follows:

1.	DEFINITIONS
1.1	Definitions. The following terms have the following meanings, unless the context indicates otherwise:
(a)	“Agreement” shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in this Agreement, and all amendments and supplements, if any, to this Agreement;
(b)	“Closing” shall mean the completion of the Transaction, in accordance with Section 7 hereof, at which the Closing Documents shall be exchanged by the parties, except for those documents or other items specifically required to be exchanged at a later time;
(c)	“Closing Date” shall mean a date mutually agreed upon by the parties hereto in writing, following the satisfaction or waiver by Pubco and Priveco of the conditions precedent set forth herein;
(d)	“Closing Documents” shall mean the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement;
(e)	“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended;
(f)	“Liabilities” shall include any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured;
(g)	“Priveco Shares” shall mean One Hundred Percent (100%) of the Shares of Clinical & Herbal Innovations, Inc. held by Pubco, being all of the issued and outstanding shares of capital stock in Priveco;
(h)	“SEC” shall mean the Securities and Exchange Commission;
(i)	“Securities Act” shall mean the United States Securities Act of 1933, as amended; and
(j)	“Taxes” shall include international, federal, state, provincial and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of the designated party or the business of the designated party for all periods up to and including the Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments.
1.2	Schedules. The following schedules are attached to and form part of this Agreement:
Schedule 1	–	Subsidiary Structure Before and After Closing
Schedule 2	–	Liabilities Being Transferred or Cancelled
Schedule 3	–	Directors and Officers of Priveco
Schedule 4	–	Directors and Officers of Pubco
1.3	Currency. All references to currency referred to in this Agreement are in United States Dollars (US$), unless expressly stated otherwise.
2.	THE OFFER, PURCHASE AND Sale of Shares
2.1	Offer, Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, Pubco hereby covenant and agree to sell, assign and transfer to Charles O. Scott, and Charles O. Scott hereby covenants and agrees to purchase from Pubco all of the Priveco Shares held by Pubco.

Consideration. As consideration for the transfer of the Priveco Shares by Pubco to Charles O. Scott, and pursuant to the Valuation, Priveco shall assume $1,526,750.00 in liabilities which currently reflected on

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Pubco’s consolidated balance sheet, as shown on Schedule 2. Upon the Closing Date, Pubco shall be released from payment of such $1,526,750.00 in Priveco liabilities, as shown on Schedule 2.

In addition, Pubco shall pay cash consideration totalling $50,000.00 to Charles O. Scott within 90 days of the Closing Date and 1,000,000 shares of Pubco common stock par value of $0.001.

2.2	Closing Date. The Closing shall take place on or before June 30, 2020, unless mutually extended by both parties, subject to the terms and conditions of this Agreement, on the Closing Date, which, presuming all other conditions precedent are met, shall occur as soon as practical.
3.	REPRESENTATIONS AND WARRANTIES OF Priveco AND PUBCO

Priveco represents and warrants to Pubco, and acknowledges that Pubco is relying upon the Valuation, and on such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Pubco, as follows:

3.1	Organization and Good Standing. Priveco is a corporation duly organized, validly existing and in good standing under the laws of North Carolina and has the requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Priveco is duly qualified to do business and is in good standing as a corporation in each of the jurisdictions in which Priveco owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Priveco taken as a whole.
3.2	Authority. Priveco has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Priveco Documents”) to be signed by Priveco and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Priveco Documents by Priveco and the consummation of the transactions contemplated hereby have been duly authorized by Priveco’s Shareholders. No other corporate or Shareholder proceedings on the part of Priveco is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Priveco Documents when executed and delivered by Priveco as contemplated by this Agreement will be, duly executed and delivered by Priveco and this Agreement is, and the other Priveco Documents when executed and delivered by Priveco as contemplated hereby will be, valid and binding obligations of Priveco enforceable in accordance with their respective terms except:
(a)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;
(b)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and
(c)	as limited by public policy.
3.3	Capitalization of Priveco. The entire authorized capital stock and other equity securities of Priveco consists of 5,000,000 Priveco Shares $0.00001 par value per share, which is currently owned by Pubco. All of the issued and outstanding Priveco Shares have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with the laws of the State of North Carolina. There are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating Priveco to issue any additional Priveco Shares, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Priveco any Priveco Shares. There are no agreements purporting to restrict the transfer of the Priveco Shares, no voting agreements, shareholders’ agreements, voting trusts, or other arrangements restricting or affecting the voting of the Priveco Shares.
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3.4	Title and Authority over Pubco Units. Pubco is the registered and beneficial owner of and has good and marketable title to all of the Priveco Shares held by Pubco and will hold such free and clear of all liens, charges and encumbrances whatsoever; and such Priveco Shares held by Pubco have been duly and validly issued and are fully paid and non-assessable. Pubco has due and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the registered, legal and beneficial title and ownership of the Priveco Shares held by Pubco.
3.5	Directors and Officers of Pubco and Priveco. The duly elected or appointed directors and the duly appointed officers of Pubco and Priveco, both before and after the Closing Date are as set out in Schedule 3.
3.6	Filings, Consents and Approvals. Other than the Schedule 14 filing to which this Agreement is attached, and the subsequent Form 8-K to be filed by Pubco following the Closing Date, and the disclosures of the Transaction to be detailed in subsequent quarterly and annual SEC filnigs of Pubco, there is no filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Pubco or Priveco of the Transaction contemplated by this Agreement or to enable Priveco’s management to operate its business after the Closing Date in a manner which is consistent with that in which the business is presently conducted.
3.7	Absence of Undisclosed Liabilities. Priveco has no material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise that exceed $5,000, which:
(a)	are not already set forth in the consolidated Pubco Financial Statements or have not heretofore been paid or discharged;
(b)	did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to Pubco; or
(c)	have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last consolidated Pubco Financial Statements
3.8	Completeness of Disclosure. No representation or warranty by Priveco in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Pubco pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.
4.	REPRESENTATIONS AND WARRANTIES OF Pubco

Pubco represents and warrants to Priveco and Pubco and acknowledges that Priveco and Pubco are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Priveco or Pubco, as follows:

4.1	Organization and Good Standing. Pubco is duly incorporated, organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Pubco is qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of Pubco.
4.2	Authority. Pubco has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Pubco Documents”) to be signed by Pubco and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Pubco Documents by Pubco and the consummation by Pubco of the transactions contemplated hereby have been duly authorized by its board of directors and no other
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corporate or shareholder proceedings on the part of Pubco is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Pubco Documents when executed and delivered by Pubco as contemplated by this Agreement will be, duly executed and delivered by Pubco and this Agreement is, and the other Pubco Documents when executed and delivered by Pubco, as contemplated hereby will be, valid and binding obligations of Pubco enforceable in accordance with their respective terms, except:

(a)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;
(b)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and
(c)	as limited by public policy.
4.3	Capitalization. The entire authorized capital stock and other equity securities of Pubco consists of 300,000,000 shares of common stock with $0.001 value (the “Pubco Common Stock”). All of the issued and outstanding shares of Pubco Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. Except as contemplated by this Agreement, there are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Pubco to issue any additional shares of Pubco Preferred Stock or Pubco Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Pubco any shares of Pubco Preferred Stock or Pubco Common Stock as of the date of this Agreement. There are no agreements purporting to restrict the transfer of the Pubco Preferred Stock or Pubco Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Pubco Preferred Stock or Pubco Common Stock.
4.4	Directors and Officers of Pubco. The duly elected or appointed directors and the duly appointed officers of Pubco are as listed on Schedule 3.
4.5	Corporate Records of Pubco. The corporate records of Pubco obtained from the State of Florida are accurate, complete and current in all material respects, and the minute book of Pubco is, in all material respects, correct and contains all material records in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of Pubco.
4.6	Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:
(a)	conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Pubco under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Pubco or any of its material property or assets;
(b)	violate any provision of the applicable incorporation or charter documents of Pubco; or
(c)	violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Pubco or any of its material property or assets.
4.7	Filings, Consents and Approvals. Other than the Schedule 14 filing to which this Agreement is attached, and the subsequent Form 8-K to be filed by Pubco following the Closing Date, and the disclosures of the
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Transaction to be detailed in subsequent quarterly and annual SEC filings of Pubco, there is no filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Pubco or Priveco of the Transaction contemplated by this Agreement or to enable Charles O. Scott to continue to conduct Priveco’s business after the Closing Date in a manner which is consistent with that in which the business is presently conducted.

4.8	Absence of Undisclosed Liabilities. Pubco has no material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:
(a)	did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to Priveco; or
(b)	have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business.
4.9	Subsidiaries. Pubco’s other operating subsidiary, CareClix, Inc., shall remain a wholly owned subsidiary of Pubco, and after the Closing Date, CareClix, Inc., shall have no affiliation with or obligations to Priveco. CareClix, Inc. has no agreements or contracts with Priveco, and the respective business operations of CareClix, Inc. and Priveco are entirely separate, which is the primary motivation for the Transaction, so that following the Closing Date, Pubco can focus on advancing the business model of CareClix, Inc..
4.10	Personal Property. All material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Priveco, as currently reflected on the consolidated balance sheet of Pubco, shall remain with Priveco, such that Pubco shall not retain any Priveco personal property or asset of Priveco following the Closing Date.
4.11	Officers and Directors Post Closing. Joshua Flood currently serves as President, Chief Financial Officer and Director of Pubco, and as President of Priveco. As a material element of the Transaction, upon the Closing Date, Mr. Flood shall resign from all officer and director positions in Pubco, and he shall continue to serve as a Presidentand director of Priveco following the Closing Date.
4.12	Material Contracts and Transactions. Other than as expressly contemplated by this Agreement, there are no material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise between Pubco and Priveco, such that following the Closing Date, Pubco shall have no legal obligation to Priveco and Priveco shall have no legal obligation to Pubco.
4.13	No Brokers. Neither Party has incurred any obligation or liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the Transaction contemplated by this Agreement.
4.14	Completeness of Disclosure. No representation or warranty by Pubco or Priveco in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.
5.	CLOSING CONDITIONS
5.1	Conditions Precedent to Closing by Pubco. The obligation of Pubco to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing. The Closing of the Transaction contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of Pubco and may be waived by Pubco in its sole discretion.
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(a)	Representations and Warranties. The representations and warranties of Priveco set forth in this Agreement shall be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Priveco shall have delivered to Pubco a certificate dated as of the Closing Date, to the effect that the representations and warranties made by Priveco in this Agreement are true and correct.
(b)	Performance. All of the covenants and obligations that Priveco is required to perform or to comply with pursuant to this Agreement at or prior to the Closing shall have been performed and complied with in all material respects.
(c)	Transaction Documents. This Agreement, the Priveco Documents, the Priveco Financial Statements and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Pubco, shall have been executed and delivered to Pubco.
(d)	No Action. No suit, action, or proceeding will be pending or threatened which would:
(i)	prevent the consummation of any of the transactions contemplated by this Agreement; or
(ii)	cause the Transaction to be rescinded following consummation.
(e)	Due Diligence Generally. Pubco and its counsel shall be reasonably satisfied with their due diligence investigation of Priveco that is reasonable and customary in a transaction of a similar nature to that contemplated by the Transaction.
5.2	Conditions Precedent to Closing by Priveco. The obligation of Priveco and Pubco to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing. The Closing of the Transaction will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of Priveco and may be waived by Priveco in their discretion.
(a)	Representations and Warranties. The representations and warranties of Pubco set forth in this Agreement shall be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Pubco will have delivered to Priveco a certificate dated the Closing Date, to the effect that the representations and warranties made by Pubco in this Agreement are true and correct.
(b)	Performance. All of the covenants and obligations that Pubco are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. Pubco must have delivered each of the documents required to be delivered by it pursuant to this Agreement.
(c)	Transaction Documents. This Agreement, the Pubco Documents and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Priveco, will have been executed and delivered by Pubco.
(d)	No Material Adverse Change. No Pubco Material Adverse Effect will have occurred since the date of this Agreement.
(e)	No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would:
(i)	prevent the consummation of any of the transactions contemplated by this Agreement; or
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(ii)	cause the Transaction to be rescinded following consummation.
(f)	Due Diligence. Priveco shall have completed their legal, accounting and business due diligence of Pubco and the results thereof shall be satisfactory to the Priveco in its sole and absolute discretion.
6.	ADDITIONAL COVENANTS OF THE PARTIES
6.1	Notification of Financial Liabilities. Priveco and Pubco will immediately notify the other if either party receives any advice or notification from its independent certified public accountants that the other party has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the books, records, and accounts of such party, any properties, assets, Liabilities, revenues, or expenses. Notwithstanding any statement to the contrary in this Agreement, this covenant will survive Closing and continue in full force and effect.
6.2	Access and Investigation. Between the date of this Agreement and the Closing Date, Priveco, on the one hand, and Pubco, on the other hand, will cause each of their respective representatives to:
(a)	afford the other and its representatives full and free access to its personnel, properties, assets, contracts, books and records, and other documents and data;
(b)	furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request; and
(c)	furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request.

All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party. Each party will instruct its auditors to co-operate with the other party and its representatives in connection with such investigations.

6.3	Notification. Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Schedules specifying such change. During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenants in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.
6.4	Conduct of Priveco and Pubco Business Prior to Closing. From the date of this Agreement to the Closing Date, and except to the extent that Pubco otherwise consents in writing, Priveco will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it. Likewise, from the date of this Agreement to the Closing Date, and except to the extent that Priveco otherwise consents in writing, Pubco will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.
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6.5	Certain Acts Prohibited - Pubco. Except as expressly contemplated by this Agreement, between the date of this Agreement and the Closing Date, Pubco will not, without the prior written consent of Priveco:
(a)	incur any liability or obligation or encumber or permit the encumbrance of any properties or assets of Priveco except in the ordinary course of business consistent with past practice;
(b)	dispose of or contract to dispose of any Priveco property or assets except in the ordinary course of business consistent with past practice;
6.6	Public Announcements. Pubco and Priveco each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the Transaction contemplated herein without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their reasonable consent to such announcement.
6.7	Pubco Directors and Officers. The names of the directors and officers of both Pubco and Priveco, before and after the Closing are set forth on Schedule 3.
7.	CLOSING
7.1	Closing. The Closing shall take place virtually, by the exchange of executed documents via email, on the Closing Date or at such other location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for Priveco and Pubco, provided such undertakings are satisfactory to each party’s respective legal counsel.
7.2	Closing Deliveries of Priveco. At Closing, Priveco will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Pubco:
(a)	copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of Priveco evidencing approval of this Agreement and the Transaction;
(b)	all certificates and other documents required by this Agreement;
(c)	the Priveco Documents and any other necessary documents, each duly executed by Priveco, as required to give effect to the Transaction; and
(d)	copies of all agreements and arrangements required by this Agreement.
7.3	Closing Deliveries of Pubco. At Closing, Pubco will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Priveco:
(a)	copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of Pubco evidencing approval of this Agreement and the Transaction;
(b)	all certificates and other documents required by this Agreement;
(c)	resolutions and resignations required to effect the changes in directors and officers stipulated by this Agreement;
(d)	the Pubco Documents and any other necessary documents, each duly executed by Pubco, as required to give effect to the Transaction;
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8.	TERMINATION
8.1	Termination. This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:
(a)	mutual agreement of Pubco and Priveco;
(b)	Pubco, if there has been a material breach by Priveco of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Priveco that is not cured, to the reasonable satisfaction of Pubco, within ten business days after notice of such breach is given by Pubco (except that no cure period will be provided for a breach by Priveco that by its nature cannot be cured);
(c)	Priveco, if there has been a material breach by Pubco of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Pubco that is not cured by the breaching party, to the reasonable satisfaction of Priveco, within ten business days after notice of such breach is given by Priveco (except that no cure period will be provided for a breach by Pubco that by its nature cannot be cured);
(d)	Pubco or Priveco, if the Transaction is not closed by June 30, 2020, unless the parties hereto agree to extend such date in writing; or
(e)	Pubco or Priveco if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the Transaction contemplated by this Agreement has become final and non-appealable.
8.2	Effect of Termination. In the event of the termination of this Agreement as provided in Section 8.1, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.
9.	INDEMNIFICATION, REMEDIES, SURVIVAL
9.1	Certain Definitions. For the purposes of this Section 9, the terms “Loss” and “Losses” mean any and all demands, claims, actions or causes of action, assessments, losses, damages, Liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by Pubco or Priveco including damages for lost profits or lost business opportunities.
9.2	Agreement of the Priveco to Indemnify. Priveco will indemnify, defend, and hold harmless, to the full extent of the law, Pubco and its shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Pubco and its shareholders by reason of, resulting from, based upon or arising out of:
(a)	the breach by Priveco of any representation or warranty of Priveco contained in or made pursuant to this Agreement, any Priveco Document or any certificate or other instrument delivered pursuant to this Agreement; or
9.3	Agreement of Pubco to Indemnify. Pubco will indemnify, defend, and hold harmless, to the full extent of the law, Priveco from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Priveco by reason of, resulting from, based upon or arising out of:
(a)	the breach by Pubco of any representation or warranty of Pubco contained in or made pursuant to this Agreement, any Pubco Document or any certificate or other instrument delivered pursuant to this Agreement; or
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10.	MISCELLANEOUS PROVISIONS
10.1	Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. Unless otherwise stated in this Agreement, and except for instances of fraud, the representations, warranties and agreements will survive the Closing Date and continue in full force and effect until one (1) year after the Closing Date.
10.2	Further Assurances. Each of the parties hereto will co-operate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.
10.3	Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.
10.4	Expenses. Pubco will bear all pre-Closing Date costs incurred in connection with the preparation, execution and performance of this Agreement and the Transaction contemplated hereby, including the legal fees for the Priveco, all fees and expenses of agents, representatives and accountants.
10.5	Entire Agreement. This Agreement, the schedules attached hereto and the other documents in connection with this transaction contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.
10.6	Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the addresses (or at such other address for a party as will be specified by like notice) on the first page of this Agreement.

All such notices and other communications will be deemed to have been received:

(a)	in the case of personal delivery, on the date of such delivery;
(b)	in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery;
(c)	in the case of delivery by internationally-recognized express courier, on the business day following dispatch; and
(d)	in the case of mailing, on the fifth business day following mailing.
10.7	Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.
10.8	Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.
10.9	Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.
10.10	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed therein.
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10.11	Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.
10.12	Gender. All references to any party will be read with such changes in number and gender as the context or reference requires.
10.13	Business Days. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday, Sunday or a legal holiday in the State of Florida, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday, Sunday or such a legal holiday.
10.14	Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.
10.15	Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.
10.16	Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

[REMAINDER INTENTIONALLY BLANK. SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

SOLEI SYSTEMS, INC.

By: /s/ Charles O. Scott
Authorized Signatory
Name: Charles O. Scott
Title: Chief Executive Officer

CLINICAL & HERBAL INNOVATIONS, INC.

By: /s/ Joshua Flood

Authorized Signatory

Name: Joshua Flood

Title: President

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Schedule 1

TO THE SHARE EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION AMONG

SOLEI SYSTEMS, INC., AND CLINICAL & HERBAL INNOVATIONS, INC.

SUBSIDIARY STRUCTURE BEFORE AND AFTER CLOSING

Prior to Closing:

Prior to Closing, Pubco has two separate, wholly owned operating subsidiaries, each of which consolidates its respective financials with Pubco, the parent. Prior to Closing, Pubco owns 100% of the issued and outstanding shares of common stock in both CareClix, Inc. and in Priveco. Prior to Closing, the financial statements of both CareClix, Inc. and Priveco are consolidated with Pubco.

SOLEI SYSTEMS, INC.
(Parent Company)

CareClix, Inc.		Clinical & Herbal Innovations, Inc.
(Operating Subsidiary)		(Operating Subsidiary)

After Closing:

After Closing, Pubco will have only one operating subsidiary, CareClix, Inc. After Closing, Priveco will be a private corporation with no affiliation to or agreements with Pubco or to CareClix, Inc. After Closing, Charles O. Scott will be the sole shareholder of Priveco.

SOLEI SYSTEMS, INC.
(Parent Company)

CareClix, Inc.
(Operating Subsidiary)

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Schedule 2

TO THE SHARE EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION AMONG

SOLEI SYSTEMS, INC., AND CLINICAL & HERBAL INNOVATIONS, INC.

LIABILITES BEFORE AND AFTER CLOSING

Prior to Closing:

Prior to closing Pubco has Related Party Payable Liabilities totalling $1,685,750 based on the following payables:

Avril James $432,000.00

Joshua Flood $555,000.00

Eagles United Financial $698,000.00

Upon the Closing Date, Priveco will assume a total of $1,526,750 in Related Party Payable Liabities:

Avril James: $384,000

Joshua Flood $495,750

Eagles United Financial $647,000

After Closing:

After Closing Pubco’s Related Party Payable Liabilities will total $159,000 based on the following:

Avril James $48,000.00

Joshua Flood $51,000.00

Eagles United Financial $60,000.00

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SCHEDULE 3

TO THE SHARE EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION AMONG

SOLEI SYSTEMS, INC., AND CLINICAL & HERBAL INNOVATIONS, INC.

DIRECTORS AND OFFICERS BEFORE AND AFTER CLOSING

DIRECTORS AND OFFICERS OF PUBCCO

Upon the Closing Date, Joshua Flood shall resign as President, CFO and Director of Pubco. Charles O. Scott shall accept the duties as CFO of Pubco, and Gregory Arms will accept the duties as the Interim President of Pubco. Joshua Flood shall remain President and Director of Priveco, as follows:

Prior to Closing:

Charles O. Scott – Chairman, CEO and Director

Joshua Flood – President, CFO and Director

Gregory Arms– Director

Randall Hoggle – Director

Gregory Shephard – Director

John Korangy – Director

Sidney Stolz – Director

After Closing:

Charles O. Scott – Chairman, CEO, CFO and Director

Gregory Arms – Interim President and Director

Randall Hoggle – Director

Gregory Shephard – Director

John Korangy – Director

Sidney Stolz – Director

DIRECTORS AND OFFICERS OF PRIVECO

Prior to Closing:

Joshua Flood – President and Director

After Closing:

Joshua Flood – President and Director

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